UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 17, 2016
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	1-35305	45-3355106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address, including Zip Code, of principal executive offices)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operation and Financial Condition.

In a press release dated November 17, 2016, a copy of which is attached hereto as Exhibit 99.1, and the text of which is incorporated by reference herein, Post Holdings, Inc. (“Post” or the “Company”) announced results for its fourth quarter and fiscal year ended September 30, 2016.

The information contained in Item 2.02 and the Exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

In the press release, the Company makes reference to certain non-GAAP financial measures, including total segment profit, Adjusted net earnings (loss) available to common shareholders, Adjusted diluted net earnings (loss) per common share, Adjusted EBITDA and segment Adjusted EBITDA. Management uses certain of these non-GAAP measures, including Adjusted EBITDA and segment Adjusted EBITDA, as key metrics in the evaluation of underlying Company and segment performance, in making financial, operating and planning decisions, and, in part, in the determination of cash bonuses for its executive officers and employees. Management believes the use of these non-GAAP measures provides increased transparency and assists investors in understanding the underlying operating performance of the Company and its segments and in the analysis of ongoing operating trends.  The calculation of these non-GAAP measures is not specified by United States generally accepted accounting principles. These measures may not be comparable to similarly titled measures of other companies. Any non-GAAP measures should not be considered as a substitute for, and should only be read in conjunction with, measures of financial performance prepared in accordance with GAAP. For additional information, see the non-GAAP reconciliation tables furnished with this Form 8-K in Exhibit 99.1.

Total segment profit
Total segment profit represents the aggregation of the segment profit for each of the Company’s reportable segments. The Company believes total segment profit is useful to investors in evaluating the Company’s operating performance because it facilitates period-to-period comparison of results of segment operations.
Adjusted net earnings (loss) available to common shareholders and Adjusted diluted net earnings (loss) per common share
The Company believes Adjusted net earnings (loss) available to common shareholders and Adjusted diluted net earnings (loss) per common share are useful to investors in evaluating the Company’s operating performance because they exclude items that affect the comparability of the Company’s financial results and could potentially distort an understanding of the trends in business performance.
Adjusted net earnings (loss) available to common shareholders and Adjusted diluted net earnings (loss) per common share are adjusted for the following items:

a.
Non-cash mark-to-market adjustments and cash settlements on interest rate swaps: The Company has excluded the impact of non-cash mark-to-market adjustments and cash settlements on interest rate swaps due to the inherent uncertainty and volatility associated with such amounts based on changes in assumptions with respect to estimates of fair value and economic conditions and the amount and frequency of such adjustments and settlements are not consistent.

b.
Tender premium on debt extinguishment: The Company has excluded payments for tender premiums on debt extinguishment as such payments are inconsistent in amount and frequency. Additionally, the Company believes that these costs do not reflect expected ongoing future operating expenses and do not contribute to a meaningful evaluation of the Company’s current operating performance or comparisons of the Company’s operating performance to other periods.

c.
Impairment of goodwill and other intangible assets: The Company has excluded expenses for impairments of goodwill and intangible assets as such non-cash amounts are inconsistent in amount and frequency and the Company believes that these costs do not reflect expected ongoing future operating expenses and do not contribute to a meaningful evaluation of the Company’s current operating performance or comparisons of the Company’s operating performance to other periods.

d.
Provision for legal settlement: The Company has excluded gains and losses recorded to recognize a receivable or liability associated with an anticipated resolution of certain ongoing litigation as the Company believes such gains and losses do not reflect expected ongoing future operating expenses and do not contribute to a meaningful evaluation of the Company’s current operating performance or comparisons of the Company’s operating performance to other periods.

e.
Transaction costs and integration costs: The Company has excluded transaction costs related to professional service fees and other related costs associated with signed and closed business combinations and divestitures and integration costs incurred to integrate acquired or to-be-acquired businesses as the Company believes that these exclusions allow for more meaningful evaluation of the Company’s current operating performance and comparisons of the Company’s operating performance to other periods. The Company believes such costs are generally not relevant to assessing or estimating the long-term performance of acquired assets as part of the Company or the performance of the divested assets, and are not factored into management’s evaluation of potential acquisitions or its performance after completion of acquisition or the evaluation to divest an asset. In addition, the frequency and amount of such charges varies significantly based on the size and timing of the acquisitions and divestitures and the maturities of the businesses being acquired or divested. Also, the size, complexity and/or volume of past acquisitions and divestitures, which often drive the magnitude of such expenses, may not be indicative of the size, complexity and/or volume of future acquisitions or divestitures. By excluding these expenses, management is better able to evaluate the Company’s ability to utilize its existing assets and estimate the long-term value that acquired assets will generate for the Company. Furthermore, the Company believes that the adjustments of these items more closely correlate with the sustainability of the Company’s operating performance.

f.
Restructuring and plant closure costs, including accelerated depreciation: The Company has excluded certain costs associated with facility closures as the amount and frequency of such adjustments are not consistent. Additionally, the Company believes that these costs do not reflect expected ongoing future operating expenses and do not contribute to a meaningful evaluation of the Company’s current operating performance or comparisons of the Company’s operating performance to other periods.

g.
Assets held for sale: The Company has excluded losses and adjustments recorded to adjust the carrying value of facilities and other assets classified as held for sale as such adjustments represent non-cash items and the amount and frequency of such adjustments are not consistent. Additionally, the Company believes that these costs do not reflect expected ongoing future operating expenses and do not contribute to a meaningful evaluation of the Company’s current operating performance or comparisons of the Company’s operating performance to other periods.

h.
Inventory valuation adjustments on acquired businesses: The Company has excluded the impact of fair value step-up adjustments to inventory in connection with business combinations as such adjustments represent non-cash items, are not consistent in amount and frequency and are significantly impacted by the timing and size of the Company’s acquisitions.

i.
Mark-to-market adjustments on commodity hedges: The Company has excluded the impact of mark-to-market adjustments on commodity hedges due to the inherent uncertainty and volatility associated with such amounts based on changes in assumptions with respect to fair value estimates. Additionally, these adjustments are primarily non-cash items and the amount and frequency of such adjustments are not consistent.

j.
Gain on sale of business and/or plant: The Company has excluded gains recorded on divestitures as such adjustments represent non-cash items and the amount and frequency of such adjustments are not consistent. Additionally, the Company believes that these costs do not reflect expected ongoing future operating expenses and do not contribute to a meaningful evaluation of the Company’s current operating performance or comparisons of the Company’s operating performance to other periods.

k.
Foreign currency gains and losses on intercompany loans: The Company has excluded the impact of foreign currency fluctuations related to intercompany loans denominated in currencies other than the functional currency of the respective legal entity in evaluating Company performance to allow for more meaningful comparisons of performance to other periods.

l.
Gain from insurance and indemnification proceeds: The Company has excluded gains related to insurance and indemnification proceeds received in excess of the carrying value of damaged assets as the Company believes such gains do not reflect expected ongoing future operating expenses and do not contribute to a meaningful evaluation of the Company’s current operating performance or comparisons of the Company’s operating performance to other periods.

m.
Purchase price adjustment on acquisition: The Company has excluded adjustments to the purchase price of an acquisition in excess of one year beyond the acquisition date as such amounts are inconsistent in amount and frequency. The Company believes such costs are generally not relevant to assessing or estimating the long-term performance of acquired assets as part of the Company, and are not factored into the performance of acquisitions after completion of acquisitions.

n.
Gain on change in fair value of acquisition earn-out: The Company has excluded non-cash gains recorded to adjust the carrying value of contingent earn-out payments related to acquisitions due to the inherent uncertainty and volatility associated with such amounts based on changes in assumptions and the amount and frequency of such adjustments are not consistent.

o.
Spin-Off costs/post Spin-Off costs: The Company has excluded certain expenses incurred to effect its separation from its former parent and to support its transition into a separate stand-alone entity as the amount and frequency of such adjustments are not consistent. Additionally, the Company believes that these costs do not reflect expected ongoing future operating expenses and do not contribute to a meaningful evaluation of the Company’s current operating performance or comparisons of the Company’s operating performance to other periods.

p.
Tax: The Company has included the tax impact of the non-GAAP adjustments using either the effective income tax rate or the statutory rate, as noted in the footnote of the reconciliation table included in Exhibit 99.1. In certain instances, the Company’s GAAP effective income tax rate as reported in the relevant period is not representative of the tax expense impact of the adjustments. In those circumstances, the Company utilizes the statutory rate to determine the tax effect of the adjustments in its calculation of Adjusted net earnings available to common shareholders and Adjusted diluted net earnings per common share.

q.
Preferred stock: The Company has included dividend and share adjustments related to its convertible preferred stock using the “if-converted” method when the convertible preferred stock is not anti-dilutive.

Adjusted EBITDA and segment Adjusted EBITDA
The Company believes that Adjusted EBITDA is useful to investors in evaluating the Company’s operating performance and liquidity because (i) the Company believes it is widely used to measure a company’s operating performance without regard to items such as depreciation and amortization, which can vary depending upon accounting methods and the book value of assets, (ii) it presents a measure of corporate performance exclusive of the Company’s capital structure and the method by which the assets were acquired, and (iii) it is a financial indicator of a company’s ability to service its debt, as the Company is required to comply with certain covenants and limitations that are based on variations of EBITDA in the Company’s financing documents. Variations of EBITDA may include, but are not limited to, further adjustments to the Company’s reported Adjusted EBITDA to give effect to the Company’s completed acquisitions as if all completed acquisitions were owned for the entire calculation period. The Company believes that segment Adjusted EBITDA is useful to investors in evaluating the Company’s operating performance because it allows for assessment of the operating performance of each reportable segment. Management uses Adjusted EBITDA to provide forward-looking guidance and uses Adjusted EBITDA and segment Adjusted EBITDA to forecast future results.
Adjusted EBITDA and segment Adjusted EBITDA reflect adjustments for interest expense, net, income tax provision (benefit), depreciation and amortization, as well as the adjustments discussed above reflected in Adjusted net earnings (loss) available to common shareholders and Adjusted diluted earnings (loss) per common share, but do not adjust for tender premium on debt extinguishment and the tax and preferred stock adjustments as discussed above, and adjust for the following items:

r.
Loss on extinguishment of debt: The Company has excluded losses recorded on extinguishment of debt as such losses are inconsistent in amount and frequency. Additionally, the Company believes that these costs do not reflect expected ongoing future operating expenses and do not contribute to a meaningful evaluation of the Company’s current operating performance or comparisons of the Company’s operating performance to other periods.

s.
Non-cash stock-based compensation: The Company’s compensation strategy includes the use of stock-based compensation to attract and retain executives and employees by aligning their long-term compensation interests with shareholders’ investment interests. The Company has excluded non-cash stock-based compensation as non-cash stock-based compensation can vary significantly based on reasons such as the timing, size and nature of the awards granted and subjective assumptions which are unrelated to operational decisions and performance in any particular period and do not contribute to meaningful comparisons of the Company’s operating performance to other periods.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits
See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 17, 2016	Post Holdings, Inc.
(Registrant)

	By:	/s/ Jeff A. Zadoks
Name: Jeff A. Zadoks
Title: SVP & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Fourth Quarter and Full Year Earnings Press Release dated November 17, 2016